SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  September 1, 2004
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                      AMERICAN ELECTRIC POWER COMPANY, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                (State or Other Jurisdiction of Incorporation)

         1-3525                                           13-4922640
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(Commission File Number)                       (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH                            43215
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(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

      On August 26, 2004, American Electric Power Company, Inc. (AEP) amended the AEP System Supplemental Retirement Savings Plan (the Plan) principally to increase the eligible compensation limit from $1 million to $2 million. The new Plan, amended and restated as of September 1, 2004, is attached as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits

       (c)  Exhibits

            Exhibit 99.1 AEP System Supplemental Retirement Savings Plan, Amended and Restated as of September 1, 2004 (Non-Qualified)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.


                              By: /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary


September 1, 2004



                                 EXHIBIT INDEX


Exhibit No.                            Description

99.1 AEP System Supplemental Retirement Savings Plan Amended and Restated as of September 1, 2004 (Non-Qualified)

                         AMERICAN ELECTRIC POWER SYSTEM
                      SUPPLEMENTAL RETIREMENT SAVINGS PLAN


                  AMENDED AND RESTATED AS OF SEPTEMBER 1, 2004


                                    ARTICLE I

                           Purposes and Effective Date

      1.1 The American Electric Power System Supplemental Retirement Savings Plan is established to provide to eligible employees a tax-deferred savings opportunity otherwise not available to them under the terms of the American Electric Power System Retirement Savings Plan because of contribution restrictions imposed by the Internal Revenue Code.

      1.2 The original effective date of the American Electric Power System Supplemental Retirement Savings Plan is January 1, 1994 and the effective date of this Amended and Restated American Electric Power System Supplemental Retirement Savings Plan is September 1, 2004, except as otherwise specified herein.


                                   ARTICLE II

                                   DEFINITIONS

      2.1 "Account" means the separate memo account established and maintained by the Company or the recordkeeper employed by the Company to record Contributions allocated to a Participant's Account and to record any related Investment Income on the Fund or Funds selected by the Participant.

      2.2 "Applicable Federal Rate" means 120% of the applicable federal long-term rate, with monthly compounding (as prescribed under Section 1274(d) of the Code), published for the December immediately prior to the Plan Year.

      2.3 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      2.4 "Committee" means the Committee designated by American Electric Power Service Corporation (or by a duly authorized person) as responsible for the administration of the Plan.

      2.5 "Compensation" means the sum of a Participant's regular base salary or wage including any salary or wage reductions made pursuant to sections 125 and 402(e)(3) of the Code and contributions to this Plan, overtime pay and incentive compensation paid pursuant to the terms of annual incentive compensation plans up to a Plan Year maximum of two million dollars ($2,000,000), but effective only with respect to such sums paid on or after September 1, 2004,1 provided that Compensation shall not include non-annual bonuses (such as but not limited to project bonuses and sign-on bonuses), severance pay, relocation payments, or any other form of additional compensation that is not considered to be part of base salary, base wage, overtime pay or annual incentive compensation. For this purpose, safety focus payouts shall be considered paid pursuant to the terms of an annual incentive plan, although such payouts may be determined and paid on a quarterly basis.

      2.6 "Company" means the American Electric Power Service Corporation and its subsidiaries and affiliates.

      2.7 "Company Contributions" means the matching contributions made by the Company pursuant to section 3.2.

      2.8 "Contributions" means, as the context may require, Participant Contributions and Company Contributions.

      2.9 "Corporation" means the American Electric Power Company, Inc., a New York corporation.

      2.10 "Eligible Employee" means, for periods beginning on or after June 1, 2001, an employee of the Company who, as of the first day of November that immediately precedes the applicable Plan Year, either (a) has base salary or base wage, including salary or wage reductions made pursuant to section 125 and 402(e)(3) of the Code, that equals or exceeds $100,000, or (b) is employed at a salary grade 26 or higher. To determine an Eligible Employee for periods prior to June 1, 2001, refer to provisions of the Plan as in effect prior to June 1, 2001.

      2.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

      2.12 "Fund" means the investment options made available to participants in the Savings Plan, as revised from time to time, and the Interest Bearing Account.

      2.13 "Investment Income" means with respect to Participant Contributions and Company Contributions the earnings, gains and losses that would be attributable to the investment of such Contributions in a Fund or Funds.

      2.14 "Interest Bearing Account" means an investment option to be made available to Participants in this Plan in which the Contributions attributed to this option are credited with interest at the Applicable Federal Rate.

      2.15 "Pay Reduction Agreement" means an agreement between the Company and the Participant in which the Participant irrevocably elects to reduce his or her Compensation for the Plan Year and the Company agrees to treat the amount of the Compensation reduction as a Participant Contribution to this Plan.

      2.16 "Participant Contributions" means contributions made by the Participant pursuant to an executed Pay Reduction Agreement subject to the Participant Contribution limits contained in section 3.1.

      2.17 "Plan" means this American Electric Power System Supplemental Retirement Savings Plan, as amended from time to time.

      2.18 "Plan Year" means the twelve-month period commencing each January 1 and ending December 31.

      2.19 "Savings Plan" means the American Electric Power System Retirement Savings Plan, a plan intended to be qualified under section 401(a) of the Code, as amended from time to time.


                                   ARTICLE III

                                  CONTRIBUTIONS

      3.1 A Participant may elect to make Participant Contributions by timely submitting an executed Pay Reduction Agreement and such other forms as may be required by the Committee. All Participant Contributions (i) shall be made by payroll deductions from Compensation payable to the Participant during the Plan Year, and (ii) shall commence with the first pay date that falls within the Plan Year to which the Pay Reduction Agreement applies. Participant Contributions are to be made in multiples of one (1) whole percentage of Compensation, not to exceed 20 percent of Compensation for any pay date. The maximum Participant Contribution for any pay date shall not exceed the difference between (a) twenty percent (20%) of the Participant's Compensation for the pay date, and (b) the aggregate amount of the Participant's Before-Tax and After-Tax contributions to the Savings Plan for the same pay date.

      3.2 Subject to the limitation contained in section 3.3, the Company shall credit to the Plan on behalf of each Participant an amount equal to 75% of the amount contributed to the Plan by the Participant, not in excess of 6% of a Participant's Compensation as of each pay date.

      3.3 The amount of Company Contributions credited to the Plan on behalf of a Participant in combination with the contributions made by the Company to the Savings Plan on behalf of the Participant as of each pay date during a Plan Year, shall, in the aggregate be equal to the lesser of (a) 75% of the Participant Contributions made by the Participant to this Plan and the Savings Plan as of that pay date, or (b) 4.5% of the Participant's Compensation paid as of that pay date. If the aggregate contributions exceed the lesser limitation described in the preceding sentence, the Company Contributions credited to the Participant's Account under this Plan shall be reduced until the aggregate Company Contributions made under both the Savings Plan and this Plan do not exceed the limitation.

      3.4 An employee who is an Eligible Employee as of the beginning of the enrollment period for a particular Plan Year may participate in the Plan for that Plan Year, provided that he timely submits a Pay Reduction Agreement for that Plan Year. The enrollment period for any Plan Year that begins after September 1, 2004 shall end no later than the commencement of the payroll period for the first pay date of such Plan Year. Any Eligible Employee who timely submits a Pay Reduction Agreement for a Plan Year shall become a Participant on the first day of that Plan Year.


                                   ARTICLE IV

                           INVESTMENT OF CONTRIBUTIONS

      4.1 Participant Contributions and Company Contributions shall be credited with earnings as if invested in the Funds selected by the Participant. To the extent the Participant fails to select Funds for the investment of Contributions under the Plan, the Participant shall be deemed to have selected the Interest Bearing Account. The Participant may change the selected Funds by providing notification in accordance with the Plan's procedures. Any change in the Funds selected by the Participant shall be implemented in accordance with the Plan's procedures.

      4.2 A Participant may elect to transfer all or a portion of the amounts credited to his Account from any Fund or Funds to any other Fund or Funds by providing notification in accordance with the Plan's procedures. Such transfers between Funds may be made in any whole percentage or dollar amounts and shall be implemented in accordance with the Plan's procedures.

      4.3 The amount credited to each Participant's Account shall be determined daily based upon the fair market value of the Fund or Funds to which that Account is allocated. The fair market value calculation for a Participant's Account shall be made after all Contributions, withdrawals, distributions, Investment Income and transfers for the day are recorded. A Participant's Account, as adjusted from time to time, shall continue to be credited with Investment Income until the balance of the Account is zero and no additional Contributions are anticipated from such Participant by the Committee.

      4.4 The Plan is an unfunded non-qualified deferred compensation plan and therefore the Contributions credited to a Participant's Account and the investment of those Contributions in the Fund or Funds selected by the Participant are memo accounts that represent general, unsecured liabilities of the Company payable exclusively out of the general assets of the Company. In the event that the Company becomes insolvent, the Participants shall be considered as general unsecured creditors of the Company. The Participant's rights to benefits under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge encumbrance, attachment or garnishment by creditors of any Participant or any beneficiary.


                                    ARTICLE V

                    ELECTION, DISTRIBUTIONS AND BENEFICIARIES

      5.1 In order for an election to make Participant Contributions to be effective for any given Plan Year, the Participant must submit an executed irrevocable Pay Reduction Agreement during the applicable enrollment period preceding the period as to which the election is to take effect. Except to the extent specifically provided otherwise in Section 3.5, each Pay Reduction Agreement shall apply to (and only to) the Plan Year next following the applicable annual enrollment period and shall remain in force only as to that Plan Year. No election shall be effective to defer any Compensation that would otherwise be paid to the Participant before the period for which the Pay Reduction Agreement is effective. The Pay Reduction Agreement shall be in such form as may reasonably be required by the Committee and shall be executed at the time and in the manner prescribed by the Committee.

      5.2 (a) No earlier than a Participant's termination of employment for any reason other than death, all amounts that are credited to the Participant's Account shall be distributed to the Participant in one of the following optional forms as selected by the Participant:

      (1)   a single lump-sum payment, or

      (2) in annual installment payments over not less than two nor more than ten years.

      (b) Payment in the form of distribution selected by the Participant pursuant to section 5.2(a) shall commence within 60 days after the date elected by the Participant on an effective distribution election form. Such commencement date shall be either (1) the date of the Participant's termination of employment or (2) the first, second, third, fourth or fifth anniversary of the Participant's termination of employment, as selected by the Participant.

      (c) Each Participant shall select the form of distribution [as set forth in section 5.2(a)] and benefit commencement date [as set forth in section 5.2(b)] when the Participant first elects to participate in the Plan. The Participant may amend his or her distribution election at any time that is at least twelve (12) months prior to the Participant's termination of employment by submitting a distribution election form in accordance with the Plan's procedures; provided that a modification to the Participant's distribution election submitted after such 12 month period will be effective if submitted no later than December 1, 2004, but only if the Participant remains employed for at least ninety (90) days following the submission of such distribution election. Notwithstanding any other provision of this Plan to the contrary, if the Participant has not submitted an effective distribution election at the time of his termination of employment, the Participant's distribution shall be in the form of a single lump sum payment made within 60 days after the Participant's termination of employment. Effective for Participants whose termination of employment occurs on or after January 1, 2005 with an Account of $25,000 or less, the Participant's distribution shall be in the form of a single lump sum payment with the benefit commencement date elected as set forth in section 5.2(b) or as set forth in the immediately preceding sentence.

      5.3 Each Participant may designate a beneficiary or beneficiaries who shall receive the balance of the Participant's Account if the Participant dies prior to the complete distribution of the Participant's Account. Any designation, or change or rescission of a beneficiary designation shall be made by the Participant's completion, signature and submission to the Committee of the appropriate beneficiary form prescribed by the Committee. A beneficiary form shall take effect as of the date the form is signed provided that the Committee receives it before taking any action or making any payment to another beneficiary named in accordance with this Plan and any procedures implemented by the Committee. If any payment is made or other action is taken before a beneficiary form is received by the Committee, any changes made on a form received thereafter will not be given any effect. If a Participant fails to designate a beneficiary, or if none of the beneficiaries named by the Participant survive the Participant, the Participant's Account will be paid to the Participant's estate. Unless clearly specified otherwise in an applicable court order presented to the Committee prior to the Participant's death, the designation of a Participant's spouse as a beneficiary shall be considered automatically revoked as to that spouse upon the legal termination of the Participant's marriage to that spouse.

      5.4 Distribution to a Participant's beneficiary shall be in the form of a single lump-sum payment within 60 days after the Committee makes a final determination as to the beneficiary or beneficiaries entitled to receive such distribution.


                                   ARTICLE VI

                             TAXES AND TAX TREATMENT

      6.1 Each Participant agrees that as a condition of participation in the Plan, the Company may withhold from any distribution hereunder all amounts determined by the Company as required by law or otherwise as determined by the Company to be then due and payable by the Participant or his beneficiary to the Company.

      6.2 The Company intends the following with respect to this Plan: (1)
Section 451(a) of the Code would apply to the Participant's recognition of gross income as a result of participation herein; (2) the Participants will not recognize gross income as a result of participation in the Plan unless and until and then only to the extent that distributions are received; (3) the Company will not receive a deduction for amount credited to any Account unless and until and then only to the extent that amounts are actually distributed; and (4) the provisions of Parts 2, 3, and 4 of Subtitle B of Title I of ERISA shall not be applicable. However, no Eligible Employee, Participant, beneficiary or any other person shall have any recourse against the Corporation, the Company, the Committee or any of their affiliates, employees, agents, successors, assigns or other representatives if any of those conditions are determined not to be satisfied.


                                   ARTICLE VII

                                 ADMINISTRATION

      7.1 The Committee shall have full discretionary power and authority (i) to administer and interpret the terms and conditions of the Plan; (ii) to establish reasonable procedures with which Participants must comply to exercise any right or privilege established hereunder; and (iii) to be permitted to delegate its responsibilities or duties hereunder to any person or entity. The rights and duties of the Participants and all other persons and entities claiming an interest under the Plan shall be subject to, and bound by, actions taken by or in connection with the exercise of the powers and authority granted under this Article.

      7.2 The Committee may employ agents, attorneys, accountants, or other persons and allocate or delegate to them powers, rights, and duties all as the Committee may consider necessary or advisable to properly carry out the administration of the Plan.

      7.3 The Company shall maintain, or cause to be maintained, records showing the individual balances of each Participant's Account. Statements setting forth the value of the amount credited to the Participant's Account as of a particular date shall be made available to each Participant no less often than quarterly.


                                  ARTICLE VIII

                            AMENDMENT OR TERMINATION

      8.1 The Company intends to continue the Plan indefinitely but reserves the right, in its sole discretion, to modify the Plan from time to time, or to terminate the Plan entirely or to direct the permanent discontinuance or temporary suspension of Contributions under the Plan. The Company specifically reserves the right to modify the Plan as well as the terms and conditions of any election made pursuant to the Plan, to the extent the Company, in its discretion, determines to be appropriate to better assure that the Plan is administered in a manner consistent with the Company's intent as set forth in
Section 6.2. Notwithstanding the foregoing provisions of this Section 8.1, no modification, termination, discontinuance or suspension shall reduce the benefits accrued for the benefit of any Participant or beneficiary under the Plan as of the date of such modification, termination, discontinuance or suspension.


                                   ARTICLE IX

                                  MISCELLANEOUS

      9.1 Nothing in the Plan shall (i) interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time; nor
(ii) confer upon a Participant any right to continue in the employ of the Company.

      9.2 In the event the Committee, in its sole discretion, shall find that a Participant or beneficiary is unable to care for his or her affairs because of illness or accident, the Committee may direct that any payment due the Participant or the beneficiary be paid to the duly appointed personal representative of the Participant or beneficiary, and any such payment so made shall be a complete discharge of the liabilities of the Plan and the Company with respect to such Participant or beneficiary.

      9.3 The Plan shall be construed and administered according to the applicable provisions of ERISA and the laws of the State of Ohio.


                                    ARTICLE X

                                CLAIMS PROCEDURE

      Section 10.1 The following procedures shall apply with respect to claims for benefits under the Plan.

      (a) Any Participant or beneficiary who believes he or she is entitled to receive a distribution under the Plan which he or she did not receive or that amounts credited to his or her Account are inaccurate, may file a written claim signed by the Participant, beneficiary or authorized representative with the Company's Director
            - Compensation and Executive Benefits, specifying the basis for the claim. The Director - Compensation and Executive Benefits shall provide a claimant with written or electronic notification of its determination on the claim within ninety days after such claim was filed; provided, however, if the Director - Compensation and Executive Benefits determines special circumstances require an extension of time for processing the claim, the claimant shall receive within the initial ninety-day period a written notice of the extension for a period of up to ninety days from the end of the initial ninety day period. The extension notice shall indicate the special circumstances requiring the extension and the date by which the Plan expects to render the benefit determination.

      (b) If the Director - Compensation and Executive Benefits renders an adverse benefit determination under Section 10.1(a), the notification to the claimant shall set forth, in a manner calculated to be understood by the claimant:

      (1)   the specific reasons for the denial of the claim;

      (2) specific reference to the provisions of the Plan upon which the denial of the claim was based;

      (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

      (4) an explanation of the review procedure specified in Section 10.2, and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under section 502(a) of the Employee Retirement Income Security Act of 1974, as amended, following an adverse benefit determination on review.

      Section 10.2 The following procedures shall apply with respect to the review on appeal of an adverse determination on a claim for benefits under the Plan.

      (a) Within sixty days after the receipt by the claimant of an adverse benefit determination, the claimant may appeal such denial by filing with the Committee a written request for a review of the claim. If such an appeal is filed within the sixty day period, the Committee, or a duly appointed representative of the Committee, shall conduct a full and fair review of such claim that takes into account all comments, documents, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The claimant shall be entitled to submit written comments, documents, records and other information relating to the claim for benefits and shall be provided, upon request and free of charge, reasonable access to, and copies of all documents, records and other information relevant to the claimant's claim for benefits. If the claimant requests a hearing on the claim and the Committee concludes such a hearing is advisable and schedules such a hearing, the claimant shall have the opportunity to present the claimant's case in person or by an authorized representative at such hearing.

      (b) The claimant shall be notified of the Committee's benefit determination on review within sixty days after receipt of the claimant's request for review, unless the Committee determines that special circumstances require an extension of time for processing the review. If the Committee determines that such an extension is required, written notice of the extension shall be furnished to the claimant within the initial sixty-day period. Any such extension shall not exceed a period of sixty days from the end of the initial period. The extension notice shall indicate the special circumstances requiring the extension and the date by which the Plan expects to render the benefit determination.

      (c) The Committee shall provide a claimant with written or electronic notification of the Plan's benefit determination on review. The determination of the Committee shall be final and binding on all interested parties. Any adverse benefit determination on review shall set forth, in a manner calculated to be understood by the claimant:

      (1)   the specific reason(s) for the adverse determination;

      (2) reference to the specific provisions of the Plan on which the determination was based;

      (3) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits; and

      (4) a statement of the claimant's right to bring an action under Section 502(a) of ERISA.

      American Electric Power Service Corporation has caused this Amended and Restated American Electric Power System Supplemental Retirement Savings Plan to be signed as of this 26th day of August, 2004.


                                American Electric Power Service Corporation


                                By /s/ Melinda S. Ackerman
                                   Senior Vice President,
                                   Human Resources

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1 Such limitation on Compensation is an increase from the $1,000,000 limitation that had been in effect with respect to such sums paid prior to September 1, 2004.